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                                                                    EXHIBIT 23.6

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the use of our report dated January 16, 1997 in this registration statement on Form S-4, and to all references to our firm included in this registration statement.

     Dallas, Texas
     Dated this 25th day of March, 1998


                                            H.J. GRUY AND ASSOCIATES, INC.

                                            by:     /s/  ROBERT J. NAAS
                                            ------------------------------------

                                            Printed Name: Robert J. Naas
                                            Title:        Senior Vice President